SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 13, 1997
                       (Date of earliest event reported)

                     SECOND NATIONAL FINANCIAL CORPORATION
             (Exact Name of Registrant as specified in its Charter)

              VIRGINIA                                 54-1542438
    (State or other jurisdiction           (IRS Employer Identification No.)
          of Incorporation)

                             102 SOUTH MAIN STREET
                                  P.O. BOX 71
                         CULPEPER, VIRGINIA 22701-0071
                    (Address of principal executive offices)

                                 (540) 825-4800
                        (Registrant's telephone number)

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Item 5:  Other Events

        The Company's Board of Directors has approved exploring the possible options for listing the common stock of the company. The Board authorized management to investigate listing the stock on the NASD Bulletin Board or NASDAQ Small Cap Market. A copy of the press release provided to local newspapers is attached. Any questions should be directed to Jeffrey W. Farrar, Vice President and Chief Financial Officer of the corporation.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECOND NATIONAL FINANCIAL CORPORATION

Date: ______________________   By: ______________________________________
                                   O.R. Barham, Jr.
                                   President and Chief Executive Officer